Guaranty Bancorp℠

FIG Partners

6th Annual West Coast CEO Forum

San Francisco, CA
February 5, 2015



Forward Looking Statements

This presentation contains forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support the Company's operations; general economic and business conditions in those areas in which the Company operates, including the impact of global and national economic conditions on our local economy; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for the bank subsidiary to declare dividends to the Company; adequacy of the allowance for loan losses, changes in credit quality and the effect of credit quality on the provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; failure to recognize expected cost savings; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and terms of other credit agreements; political instability, acts of war or terrorism and natural disasters; and additional "Risk Factors" referenced in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in any forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and, except as may otherwise be required by law, the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Investors and security holders are urged to read the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company's website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

About Us – Guaranty Bancorp

Recent Price	$ 14.34[1]
Tangible Book Value Per Share	$ 9.24[2]
Price to 2015 consensus earnings	14.63x[1,3]
Price to Tangible Book Value Per Share	1.56x
2014 earnings per share (EPS) – Basic GAAP	$ 0.64
2014 EPS – Basic excluding prepayment penalty	$ 0.81[2]
Market Capitalization:	$ 310.2 million [1, 4]

Three-Year GBNK Stock Performance vs NASDAQ Bank Index



130.00
120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
(10.00)
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
GBNK (+95.26%)
NASDAQ Bank (+42.86%)

[1] Based on January 27, 2015 closing price.
[2] See the accompanying reconciliation of non-GAAP measurements to GAAP.
[3] NASDAQ consensus of 2015 analyst earnings expectations as of January 27, 2015 reported as $0.98 per share.
[4] Based on 21,628,873 shares outstanding (voting and non-voting) on December 31, 2014.

GUARANTY BANCORP℠

About Us – Guaranty Bancorp

Guaranty Bancorp is uniquely positioned in the Colorado market:

- 26 branches strategically located on the thriving Colorado Front Range, which encompasses 85% of the state's population
- Asset Size: $2.1 billion
- Gross Loans: $1.5 billion
- Total Deposits: $1.7 billion
- Average deposits per branch: $65 million
- Assets under management (AUM): $683 million



Fort Collins
Greeley
Loveland
Estes Park
Lyons
Longmont
Boulder
Brighton
Westminster
Thornton
Arvada
Denver
Lakewood
Aurora
Littleton
Centennial
Castle Rock
Palmer Lake
Rampart
Steamboat Springs
Hayden
Rabbit Ears Range
Rocky Mountain National Park
Roosevelt National Forest
State Forest State Park
Kremmling
Hot Sulphur Springs
Indian Peaks Wilderness
Gore Range
Arapaho National Forest
Georgetown
Eagle
Avon
Glenwood Springs
Mount Evans Wilderness
Breckenridge
El Jebel
Tenmile Range
Kenosha Mountains
Pike National Forest
Leadville
Snowmass Village
Aspen
Hunter Fryingpan Wilderness
Mosquito Range
Maroon Bells-Snowmass
40
34
25
285

GUARANTY BANCORP℠

Investment Considerations

- **Positive pre-tax operating earnings[1] trend**
  - 2014 pre-tax operating earnings increased $5.6 million or 27.7% compared to 2013
  - Net interest margin of 3.66% compared with 3.62% in 2013
  - Growth in loans combined with margin expansion contributed to a $5.2 million increase in net interest income during 2014 compared to 2013
- **Continued loan growth momentum**
  - Net loan growth of 16.7% during 2014
  - Net growth in C&I loans of 19.2% during 2014
- **Strong asset quality (*ratios as of December 31, 2014*)**
  - Nonperforming assets to total assets of 0.70%
  - Classified asset ratio of 11.08%
  - Texas ratio of 6.01%
  - Allowance to total loans of 1.46%

[1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Investment Considerations

- **Strong core deposit mix**
  - Noninterest bearing deposits comprised 38.8% of total deposits at December 31, 2014
  - Time deposits comprised 11.4% of total deposits at December 31, 2014
  - Core deposits increased $145.1 million or 10.8% during 2014
  - Average cost of deposits of 0.16% during 2014

- **Noninterest income growth**
  - Investment advisory fees
    - Total AUM at December 31, 2014 of $683.1 million, an increase of $220.2 million, or 47.6% as compared to December 31, 2013
    - As of December 31, 2014 Private Capital Management AUM has grown $52.2 million, or 19.2%, since December 31, 2013
    - July 16, 2014 acquisition of Cherry Hills Investment Advisors with AUM of approximately $178.5 million
    - Continued focus on growth in investment management and trust fee income through organic growth, fee increases and acquisitions
  - Growth of SBA originations and premium income
  - Focus on treasury management fees and deposit service charges

Investment Considerations

- **Strong capital structure supportive of future growth (*ratios as of December 31, 2014*)**
  - Tangible Common Equity Ratio of 9.43%[1]
  - GAAP Equity Ratio of 9.74%
  - Total Risk-Based Capital Ratio of 13.85%
  - Leverage Ratio of 11.10%
  - Tier 1 Common Equity Ratio (pro-forma) of 11.22%
- **Expense management**
  - Improvement in efficiency ratio to 65.56% in 2014 from 66.79% in 2013
    - Fourth quarter 2014 efficiency ratio of 64.03%
  - Consolidated eight branches between 2012 and 2014 with estimated annual savings of approximately $2.4 million
  - Renegotiation of corporate office lease with savings beginning in 2015 and reaching $1.0 million annually in 2016
  - Continued reduction in troubled asset related expenses
  - Currently renegotiating certain contracts across all areas, which are expected to result in cost savings
- **Continue to pursue bank and non-bank acquisition opportunities**

[1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Net Interest Income


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$18,000
$17,500
$17,000
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
3.96%
3.61%
0.37%
0.16%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
Net Interest Income
Yield on Interest Earning Assets
Net Interest Margin
Cost of Funds*
Cost of Total Deposits

*Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits.

GUARANTY BANCORP℠

Core Noninterest Income[1]



$5,000
$4,800
$4,600
$4,400
$4,200
$4,000
$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
Customer Service and Other Fees
Investment Advisory Fees
Gains on SBA Loan Sales

[1]See accompanying reconciliation of non-GAAP financial measurements to GAAP.

GUARANTY BANCORP℠

Loan Composition

December 31, 2014

Loans by Type


CRE Retail & Industrial 17.8%
CRE Other 11.0%
Residential Mortgage 2.9%
Multi Family 5.5%
Construction 6.1%
Jumbo Mortgage 10.3%
Other 2.8%
HELOC 3.8%
Commercial & Industrial 13.5%
Energy 3.0%
Owner Occupied CRE 13.7%
CRE Office 9.6%

Loans by Line of Business


Real Estate 22.1%
Energy 3.8%
Private Banking 21.1%
Consumer 8.7%
Business Banking 33.3%
Middle Market 11.0%

Guaranty Bancorp℠

Loan Growth

Since December 31, 2012 loans net of unearned fees have grown $382.7 million or 33.0%



$1,600,000
$1,550,000
$1,500,000
$1,450,000
$1,400,000
$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
Mar - 13
Jun-13
Sep - 13
Dec - 13
Mar-14
Jun-14
Sep-14
Dec-14
Total Loans

Guaranty Bancorp℠

Deposit Composition

December 31, 2014

Deposits by Type


Savings 8.2%
Money market 22.2%
Time 11.4%
Interest-bearing demand and NOW 19.4%
Noninterest-bearing demand 38.8%

Deposits by Business Line


Energy 4.8%
Real Estate 3.6%
Private Banking 18.5%
Middle Market 4.0%
Business Banking 24.5%
Consumer 44.6%

GUARANTY BANCORP℠

Deposit Levels

Since December 31, 2012 total deposits have grown $230.6 million or 15.8%



$1,700,000
$1,650,000
$1,600,000
$1,550,000
$1,500,000
$1,450,000
$1,400,000
$1,350,000
$1,300,000
0.20%
0.18%
0.17%
0.15%
0.14%
0.12%
0.11%
0.09%
0.08%
0.06%
0.05%
0.03%
0.02%
0.00%
Mar - 13
Jun-13
Sep - 13
Dec - 13
Mar-14
Jun-14
Sep-14
Dec-14
Total Deposits
Cost of Deposits

GUARANTY BANCORP℠

Pre-tax Operating Earnings[1]



$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
Pre-tax Operating Earnings

[1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.

GUARANTY BANCORP℠

Quarterly Financial Statement Summary (in thousands)

Income Statement	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Net Interest Income	$ 15,378	$ 15,739	$ 16,062	$ 16,391	$ 16,259	$ 17,065	$ 17,809	$ 17,680
Provision (credit) for Loan Losses	-	-	142	154	(6)	24	(3)	(1)
Noninterest Income	2,950	3,711	3,664	3,474	3,658	3,837	4,338	4,862
Noninterest Expense	15,192	13,879	13,936	13,681	14,638	14,915	15,159	21,034[1]
Tax Expense (Benefit)	864	1,753	1,797	1,942	1,743	1,879	2,320	294
Net Income	**$ 2,272**	**$ 3,818**	**$ 3,851**	**$ 4,088**	**$ 3,542**	**$ 4,084**	**$ 4,671**	**$ 1,215**

Balance Sheet	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14
Cash and Equivalents	$ 60,891	$ 35,613	$ 33,465	$ 28,077	$ 35,311	$ 44,124	$ 46,617	$ 32,441
Investments	512,188	484,971	471,257	442,300	470,847	465,717	456,118	449,482
Loans	1,180,607	1,240,555	1,293,252	1,320,424	1,362,312	1,438,089	1,482,268	1,541,434
Allowance for Loan Losses	(24,060)	(20,218)	(20,450)	(21,005)	(21,550)	(22,155)	(22,350)	(22,490)
Other Assets	107,214	125,207	118,667	141,236	114,472	113,115	115,286	123,911
Total Assets	**$1,836,840**	**$1,866,128**	**$1,896,191**	**$1,911,032**	**$1,961,392**	**$2,038,890**	**$2,077,939**	**$2,124,778**
Deposits	$1,442,317	$1,449,251	$1,482,515	$1,528,457	$1,533,010	$1,552,676	$1,662,598	$1,685,324
Other Liabilities	204,981	231,553	225,408	193,181	233,353	284,914	209,980	232,515
Total Liabilities	$1,647,298	$1,680,804	$1,707,923	$1,721,638	$1,766,363	$1,837,590	$1,872,578	$1,917,839
Stockholders' Equity	$189,542	$185,324	$188,268	$189,394	$195,029	$201,300	$205,361	$206,939
Total Liabilities and Stockholders' Equity	**$1,836,840**	**$1,866,128**	**$1,896,191**	**$1,911,032**	**$1,961,392**	**$2,038,890**	**$2,077,939**	**$2,124,778**

[1] In the fourth quarter 2014 the Company incurred a $5.5 million prepayment penalty associated with the early payoff of $90 million in FHLB term advances.

GUARANTY BANCORP℠

Colorado Market

Market Data

Demographics	Colorado	National
Current Population (2013 estimate)[1]	5,268,000	316,129,000
Historical Population Change (April 2010-July 2013)[1]	4.8%	2.4%
Projected Population Change (2010-2015)[1]	7.8%	3.9%
Median Household Income (2009-2013)[1]	$58,433	$53,046
Projected Household Income Change (2010-2015)[1]	14.6%	12.4%
November 2014 Unemployment Rate[2]	4.1%	5.8%

Unemployment by MSA[2]	**11/30/14**	**11/30/13**
Denver	3.9%	5.8%
Boulder	3.2%	4.7%
Ft. Collins	3.2%	5.0%

[1] US Census Bureau
[2] Bureau of Labor Statistics

Market Data

- **Business Climate**
  - Colorado is the nation's fifth best state for business – Forbes 2014
  - Colorado is the number one state for economic growth – Business Insider 2014
  - Denver ranks third overall in best cities for small business – Business Journals 2013
  - Boulder was ranked first for its high-tech startup concentration at 6.3 times the national average – Ewing Marion Kauffman Foundation 2013
  - Denver and Boulder were recently ranked the fourth and fifth best cities for business – Forbes 2014
  - The average selling price for single family homes in Colorado increased 7.3% in September 2014 compared to September 2013 – Colorado Association of Realtors
  - Denver is the best U.S. city for small business employees – CardHub.com 2013
  - Denver is the 6th best U.S. city for college graduates seeking employment – CareerBuilder 2013
  - Denver is the 4th most recovered city from the recession – WalletHub 2014

Guaranty Bancorp℠

Market Data

- **Growth**
  - Denver is the second fastest growing large city in the country – US Census Bureau 2013
  - In 2013 Colorado was the third-fastest growing state – US Census Bureau 2014
  - Metro Denver has a population of 2.8 million people, and has a growth rate that has consistently outpaced the national rate every decade since the 1930s – Metro Denver Economic Development Corporation
  - The Denver office market has a current vacancy rate of 11.1%, the lowest rate in over a decade – Cassidy Turley Third Quarter 2014 Denver Office Market Snapshot
  - Colorado is among the top-five most desired states in which to live – Harris Interactive 2013
  - Douglas County employment grew at 5.9% between October 1, 2012 and September 30, 2013 making it the second-fastest growing county in the nation over that time period – Bureau of Labor Statistics 2014
- **Highly Educated Workforce**
  - Colorado is the nation's second-most highly educated state for residents (37 percent) with a bachelor's degree or higher - U.S. Census Bureau 2013
  - Colorado ranks first for its supply of high-quality labor – Forbes 2013
  - Denver is among the top-five "Best Cities for Young Adults" for job growth, highly educated people and low living costs – Kiplinger's Personal Finance 2012

Market Data – Largest Metro Denver Employers

	Company[1]	Industry[1]
1	HealthONE Corporation	Healthcare
2	SCL Health System	Healthcare
3	Centura Health	Healthcare
4	Lockheed Martin Corporation	Aerospace & Defense Related Systems
5	CenturyLink	Telecommunications
6	Kaiser Permanente	Healthcare
7	Comcast Corporation	Telecommunications
8	Children's Hospital Colorado	Healthcare
9	United Airlines	Airline
10	University of Colorado Health	Healthcare, Research
11	Wells Fargo Bank	Financial Services
12	DISH Network	Satellite TV & Equipment
13	IBM Corporation	Computer Systems & Services
14	University of Denver	University
15	United Parcel Service	Parcel Delivery
16	Ball Corporation	Aerospace, Containers
17	Frontier Airlines	Airline
18	Oracle	Software & Network Computer Systems
19	FedEx Corporation	Shipment & Logistics Services
20	MillerCoors Brewing Company	Beverages
21	Xcel Energy	Utilities
22	Level 3 Communications	Communication & Internet Systems
23	Raytheon Company	Aerospace Systems & Software
24	Boulder Community Hospital	Healthcare
25	CH2M Hill	Engineering & Architectural Services

Major Colorado Industries[2]:

- Advanced Manufacturing
- Aerospace
- Bioscience
- Creative Industries
- Defense
- Electronics
- Energy
- Financial Services
- Food & Agriculture
- Health & Wellness
- Engineering
- Technology
- Tourism
- Transportation

[1] Metro Denver Economic Development Corporation
[2] Colorado Office of Development and International Trade

GUARANTY BANCORP℠

Market Data – Largest Northern Colorado Employers

	Company [1]	Industry [1]
1	University of Colorado Health	Healthcare
2	JBS Swift & Company	Beef Processing/Corporate Office
3	Banner Health: North Colorado Medical Center	Healthcare
4	State Farm Insurance Companies	Insurance
5	Hewlett Packard	Technology Product Design
6	Center Partners	Customer Care Center
7	Woodward	Speed Controls
8	Banner Health: McKee Medical Center	Healthcare
9	Vestas	Wind Turbine Manufacturing
10	Halliburton Energy Services, Inc.	Oil & Gas Development
11	Hach Company	Analytical Instruments
12	Avago Technologies	Semiconductor Components
13	Anheuser-Busch	Brewery
14	TeleTech	Financial Services Support
15	Anadarko Petroleum	Oil & Gas Development
16	Advanced Energy	Semiconductor Components
17	Otterbox	Protective Case Manufacturing
18	Afni, Inc.	Business Solutions
19	Carestream Health, Inc.	Medical & Dental Imaging
20	Select Energy Services	Oil & Gas Development

[1] Metro Denver Economic Development Corporation

Guaranty Bancorp℠

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data excepted)

Tangible Book Value as of December 31, 2014	
Stockholders' Equity	$206,939
Less Intangible Assets	(7,154)
Tangible Common Equity	$199,785
Shares Outstanding	21,628,873
Book Value per common share	**$9.57**
Tangible Book Value per common share	**$9.24**

Tangible Common Equity Ratio as of December 31, 2014	
Stockholders' Equity	$206,939
Less Intangible Assets	(7,154)
Tangible Common Equity	$199,785
Total Assets	$2,124,778
Less Intangible Assets	(7,154)
Total Tangible Assets	$2,117,624
Equity Ratio – GAAP[1]	**9.74%**
Tangible Common Equity / Tangible Assets	**9.43%**

[1] Total stockholders' equity / total assets

GUARANTY BANCORP℠

Reconciliation of Non-GAAP Financial Measures ($ in thousands)

Pre-tax Operating Earnings	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Income before income taxes	$3,136	$5,571	$5,648	$6,030	$5,285	$5,963	$6,991	$1,509
Adjustments:								
Provision (credit) for loan losses	-	-	142	154	(6)	24	(3)	(1)
Expenses related to other real estate owned, net	334	(257)	(200)	(1,037)	56	22	147	142
Prepayment penalty on long term debt	629	-	-	-	-	-	-	5,459
Impairment of long-lived assets	-	-	-	-	-	110	-	76
Securities (gains) / losses	-	(54)	(20)	85	(25)	-	(3)	-
Pre-tax Operating Earnings	**$4,099**	**$5,260**	**$5,570**	**$5,232**	**$5,310**	**$6,119**	**$7,132**	**$7,185**

Core Noninterest Income	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Noninterest Income	$2,950	$3,711	$3,664	$3,474	$3,658	$3,837	$4,338	$4,862
Securities (gains)/losses	-	(54)	(20)	85	(25)	-	(3)	-
Core Noninterest Income	**$2,950**	**$3,657**	**$3,644**	**$3,559**	**$3,633**	**$3,837**	**$4,335**	**$4,862**

Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data excepted)

2014 Earnings Per Share	
Net income	$13,512
Adjusted for:	
Prepayment penalty on long term debt	5,459
Tax effect of prepayment penalty	(2,075)
Net income excluding prepayment penalty	$16,896
Weighted average shares outstanding – basic	20,957,702
Earnings per share - basic GAAP	**$0.64**
Earnings per share - basic excluding prepayment penalty	**$0.81**